UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04700

The Gabelli Equity Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

          Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

    Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: September 30, 2011

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli Equity Trust Inc.

Third Quarter Report

September 30, 2011

Mario J. Gabelli, CFA

Zahid Siddique

To Our Shareholders,

For the quarter ended September 30, 2011, the net asset value (“NAV”) total return of The Gabelli Equity Trust Inc. (the “Fund”) was (23.0)%, compared with the total returns of (13.9)% and (11.5)% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively. The total return for the Fund’s publicly traded shares was (19.8)%. On September 30, 2011, the Fund’s NAV per share was $4.61, while the price of the publicly traded shares closed at $4.75 on the New York Stock Exchange (“NYSE”).

Enclosed is the schedule of investments as of September 30, 2011.

Comparative Results

Average Annual Returns through September 30, 2011 (a) (Unaudited)
	Quarter	Year to Date	1 Year	5 Year	10 Year	20 Year	Since Inception (08/21/86)
Gabelli Equity Trust
NAV Total Return (b)	(22.96)%	(15.24)%	(3.15)%	0.06%	6.31%	8.85%	9.54%
Investment Total Return (c)	(19.79)	(9.76)	4.70	0.43	4.34	8.89	9.31
S&P 500 Index	(13.87)	(8.68)	1.14	(1.18)	2.82	7.64	8.62	(d)
Dow Jones Industrial Average	(11.49)	(3.93)	3.78	1.36	4.67	9.18	10.07	(d)
Nasdaq Composite Index	(12.70)	(8.32)	2.99	2.30	5.67	7.90	7.61	(d)
(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs, and taxes paid on undistributed long-term capital gains and are net of expenses. Since inception return is based on an initial NAV of $9.34.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings, spin-offs, and taxes paid on undistributed long-term capital gains. Since inception return is based on an initial offering price of $10.00.
(d)	From August 31, 1986, the date closest to the Fund’s inception for which data is available.

THE GABELLI EQUITY TRUST INC.

PORTFOLIO CHANGES

Quarter Ended September 30, 2011 (Unaudited)

	Shares	Ownership at September 30, 2011

NET PURCHASES
Common Stocks
Agnico-Eagle Mines Ltd.	3,000	18,000
AMC Networks Inc., Cl. A (a)	292,000	292,000
America Movil SAB de CV, Cl. L, ADR (b)	74,000	148,000
Artio Global Investors Inc.	2,000	62,000
Becton, Dickinson and Co.	4,000	14,000
Boston Scientific Corp.	125,000	335,000
Brown-Forman Corp., Cl. A	3,000	35,000
Campbell Soup Co.	5,000	75,000
Clear Channel Outdoor Holdings Inc., Cl. A	21,000	181,000
CONSOL Energy Inc.	9,000	39,000
DIRECTV, Cl. A	9,000	524,000
Expedia Inc.	60,000	170,000
Gerber Scientific Inc., Escrow (c)	60,000	60,000
Heineken NV	7,000	46,000
Huntsman Corp.	50,000	50,000
Hyatt Hotels Corp., Cl. A	8,000	8,000
Liberty Media Corp. – Liberty Capital, Cl. A (d)	68,000	68,000
Liberty Media Corp. – Liberty Starz, Cl. A (e)	19,000	19,000
Marathon Petroleum Corp. (f)	6,000	6,000
News Corp., Cl. B	335,000	355,000
Ralcorp Holdings Inc.	2,000	66,000
Rayonier Inc. (g)	11,000	34,000
RPC Inc.	50,000	50,000
Smiths Group plc	20,000	70,000
The Bank of New York Mellon Corp.	15,000	195,000
The Boeing Co.	2,000	164,000
The Clorox Co.	20,000	29,000
The Greenbrier Companies Inc.	25,000	25,000
Tim Participacoes SA, ADR (h)	54,075	54,075
Walter Energy Inc.	15,000	15,000

NET SALES
Common Stocks
Abbott Laboratories	(1,000)	11,000
ACCO Brands Corp.	(6,000)	—
AGL Resources Inc.	(3,500)	—
American Express Co.	(8,000)	510,000
AMR Corp.	(6,000)	443,000
AOL Inc.	(6,000)	30,000

	Shares	Ownership at September 30, 2011

Archer-Daniels-Midland Co.	(3,000)	257,000
Argo Group International Holdings Ltd.	(1,452)	18,000
Avon Products Inc.	(4,000)	61,000
Barrick Gold Corp.	(1,000)	64,000
Bell Aliant Inc.	(2,500)	—
BJ's Wholesale Club Inc.	(78,000)	—
BorgWarner Inc.	(6,000)	79,000
BP plc, ADR	(12,000)	103,000
Brasil Telecom SA, ADR	(1,000)	43,000
Brasil Telecom SA, Cl. C, ADR	(1,801)	14,000
Cablevision Systems Corp., Cl. A (a)	(13,000)	1,155,000
Cephalon Inc.	(17,000)	—
Cimarex Energy Co.	(3,000)	7,000
Cincinnati Bell Inc.	(10,000)	670,000
Cliffs Natural Resources Inc	(8,000)	—
CMS Energy Corp.	(3,000)	32,000
Coldwater Creek Inc.	(9,000)	27,000
Commerzbank AG, ADR	(64,000)	15,000
ConocoPhillips	(3,000)	212,000
Constellation Brands Inc., Cl. A	(14,000)	68,000
Constellation Energy Group Inc.	(29,000)	31,000
Corus Entertainment Inc., Cl. B, OTC	(2,000)	23,334
Crane Co.	(9,000)	220,000
Curtiss-Wright Corp.	(2,000)	326,000
Dean Foods Co.	(5,000)	90,000
Deere & Co.	(500)	383,000
Deutsche Bank AG	(23,000)	82,000
Deutsche Telekom AG, ADR	(10,000)	130,000
Devon Energy Corp.	(8,000)	14,000
Diamond Offshore Drilling Inc.	(3,000)	5,000
DISH Network Corp., Cl. A	(2,500)	100,000
DPL Inc.	(40,000)	20,000
Eastman Kodak Co.	(40,000)	80,000
El Paso Electric Co.	(1,000)	244,000
Ferro Corp.	(10,000)	440,000
Fomento Economico Mexicano SAB de CV, ADR	(1,000)	84,000
Freeport-McMoRan Copper & Gold Inc.	(2,000)	18,000
GATX Corp.	(7,000)	166,000
GenCorp Inc.	(5,000)	280,000
General Electric Co.	(10,000)	180,000

See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.

PORTFOLIO CHANGES (Continued)

Quarter Ended September 30, 2011 (Unaudited)

	Shares	Ownership at September 30, 2011

NET SALES (Continued)
Common Stocks (Continued)
Gerber Scientific Inc. (c)	(60,000)	—
Givaudan SA	(166)	2,100
Gray Television Inc.	(1,000)	34,000
Great Plains Energy Inc.	(5,000)	10,000
Greif Inc., Cl. A	(2,000)	170,000
Grupo Bimbo SAB de CV, Cl. A	(10,000)	2,340,000
Grupo Televisa SA, ADR	(5,000)	645,000
Grupo TMM SA, Cl. A, ADR	(3,000)	—
Hertz Global Holdings Inc.	(1,000)	—
Honeywell International Inc.	(1,000)	414,000
Huntington Ingalls Industries Inc.	(1,999)	4,000
IAC/InterActiveCorp.	(5,000)	75,000
IDEX Corp.	(3,500)	296,500
Il Sole 24 Ore SpA	(270,000)	280,000
Intel Corp.	(3,000)	97,000
Interactive Brokers Group Inc., Cl. A	(2,000)	14,000
ITO EN Ltd., Preference	(8,000)	—
Janus Capital Group Inc.	(3,000)	182,000
Johnson & Johnson	(2,000)	40,000
Ladbrokes plc	(50,000)	1,450,087
Liberty Global Inc., Cl. A	(3,000)	92,000
Liberty Global Inc., Cl. C	(3,000)	92,000
Liberty Interactive Corp., Cl. A	(12,000)	173,000
Liberty Media Corp. – Capital, Cl. A (d)	(74,000)	—
Liberty Media Corp. – Starz, Cl. A (e)	(22,000)	—
Life Technologies Corp.	(3,000)	70,000
LIN TV Corp., Cl. A	(6,000)	27,000
Lockheed Martin Corp.	(1,000)	3,000
Lufkin Industries Inc.	(500)	194,500
Marsh & McLennan Companies Inc.	(7,000)	148,000
MasterCard Inc., Cl. A	(1,500)	39,000
Mattel Inc.	(1,000)	7,000
Media General Inc., Cl. A	(15,000)	180,000
MEIJI Holdings Co. Ltd.	(1,000)	—
MGM China Holdings Ltd.	(5,000)	100,000
MGM Resorts International	(9,000)	10,000
Millicom International Cellular SA, SDR	(3,000)	7,000
Modine Manufacturing Co.	(11,100)	275,000
Monsanto Co.	(1,000)	20,000

	Shares	Ownership at September 30, 2011

Monster Worldwide Inc.	(3,000)	27,000
Moody's Corp.	(1,000)	11,000
National Fuel Gas Co.	(2,000)	18,000
National Presto Industries Inc.	(3,000)	8,500
New Hope Corp. Ltd.	(2,000)	50,000
Newmont Mining Corp.	(7,600)	164,000
News Corp., Cl. A	(420,000)	780,000
Niko Resources Ltd., Toronto	(1,000)	—
NiSource Inc.	(5,000)	5,000
Nobility Homes Inc.	(500)	9,000
Noble Corp.	(4,000)	16,000
Northeast Utilities	(23,000)	107,000
Northrop Grumman Corp.	(6,000)	30,000
O'Reilly Automotive Inc.	(4,000)	98,000
Precision Castparts Corp.	(500)	86,500
Regal Entertainment Group, Cl. A	(2,000)	8,000
Rockwell Automation Inc.	(1,000)	27,000
Rollins Inc.	(13,000)	1,372,000
Rolls-Royce Holdings plc, Cl. C (i)	(115,200,000)	—
Sensient Technologies Corp.	(3,000)	232,000
Skyline Corp.	(3,500)	26,500
Sprint Nextel Corp.	(30,000)	950,000
Suncor Energy Inc.	(13,000)	22,000
Swedish Match AB	(8,000)	857,000
The Central Europe and Russia Fund Inc.	(1,500)	99,500
The Hershey Co.	(18,000)	—
The Madison Square Garden Co., Cl. A	(1,000)	381,000
The New Germany Fund Inc.	(957)	70,000
The St. Joe Co.	(60,000)	125,000
Thomas & Betts Corp.	(4,400)	259,000
Tim Participacoes SA, ADR (h)	(32,165)	—
Time Warner Inc.	(5,000)	235,000
Tokyo Broadcasting System Holdings Inc.	(25,000)	75,000
Transocean Ltd.	(1,000)	19,000
Tyco International Ltd.	(5,000)	195,000
Universal Entertainment Corp.	(1,000)	108,000
Viacom Inc., Cl. A	(3,000)	295,000
Walgreen Co.	(6,000)	59,000
Wal-Mart Stores Inc.	(1,000)	39,000
Waste Management Inc.	(6,000)	181,000
Watts Water Technologies Inc., Cl. A	(1,000)	163,000

See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.

PORTFOLIO CHANGES (Continued)

Quarter Ended September 30, 2011 (Unaudited)

	Shares	Ownership at September 30, 2011

NET SALES (Continued)
Common Stocks (Continued)
Wells Fargo & Co.	(5,000)	270,000
Westar Energy Inc.	(10,000)	220,000
William Demant Holding A/S	(1,000)	62,000
Yahoo! Inc.	(4,000)	336,000
Yakult Honsha Co. Ltd.	(15,000)	365,000

(a)	Spin-off – 1 share of AMC Networks Inc., Cl. A for every 4 shares of Cablevision System Corp., Cl. A held. 13,000 shares of Cablevision Systems Corp., Cl. A were sold after the spin-off.
(b)	Stock Split – 2 shares for every 1 share held.
(c)	Merger – 1 Escrow share plus $11 cash for every 1 share of Gerber Scientific Inc. held.
(d)	Name change from Liberty Media Corp. – Capital, Cl. A. 6,000 shares were sold prior to the name change.
(e)	Name change from Liberty Media Corp. – Starz, Cl. A. 3,000 shares were sold prior to the name change.
(f)	Spin-off – 0.5 shares of Marathon Petroleum Corp. for every 1 share of Marathon Oil Corp. held.
(g)	Stock Split – 3 new shares for every 2 shares held. 500 shares were sold after the split.
(h)	Exchange – 1.6812 shares of Tim Participacoes SA, ADR (88706P205) for every 1 share of Tim Participacoes SA, ADR (88706P106) held.
(i)	Tender Offer – £0.001 for every 1 share held.

See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.

SCHEDULE OF INVESTMENTS

September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 99.7%
	Food and Beverage — 11.9%
35,000	Brown-Forman Corp., Cl. A	$2,378,600
6,250	Brown-Forman Corp., Cl. B	438,375
75,000	Campbell Soup Co.	2,427,750
15,000	Coca-Cola Enterprises Inc.	373,200
68,000	Constellation Brands Inc., Cl. A†	1,224,000
30,000	Corn Products International Inc.	1,177,200
225,000	Danone	13,926,662
600,000	Davide Campari – Milano SpA	4,409,105
90,000	Dean Foods Co.†	798,300
203,000	Diageo plc, ADR	15,413,790
100,000	Dr Pepper Snapple Group Inc.	3,878,000
72,000	Flowers Foods Inc.	1,401,120
84,000	Fomento Economico Mexicano SAB de CV, ADR	5,444,880
40,000	General Mills Inc.	1,538,800
2,340,000	Grupo Bimbo SAB de CV, Cl. A	4,319,444
84,000	H.J. Heinz Co.	4,240,320
46,000	Heineken NV	2,067,014
120,000	ITO EN Ltd.	2,212,369
14,000	Kellogg Co.	744,660
66,000	Kerry Group plc, Cl. A	2,325,089
160,000	Kraft Foods Inc., Cl. A	5,372,800
11,500	LVMH Moet Hennessy Louis Vuitton SA	1,535,316
70,000	Morinaga Milk Industry Co. Ltd.	312,200
25,000	Nestlé SA	1,381,840
210,000	PepsiCo Inc.	12,999,000
46,000	Pernod-Ricard SA	3,625,595
66,000	Ralcorp Holdings Inc.†	5,062,860
40,673	Remy Cointreau SA	2,825,384
691,000	Sara Lee Corp.	11,297,850
65,000	The Coca-Cola Co.	4,391,400
20,000	The Hain Celestial Group Inc.†	611,000
2,000	The J.M. Smucker Co.	145,780
131,000	Tootsie Roll Industries Inc.	3,159,720
70,000	Tyson Foods Inc., Cl. A	1,215,200
365,000	Yakult Honsha Co. Ltd.	11,437,897

		136,112,520

	Cable and Satellite — 7.9%
292,000	AMC Networks Inc., Cl. A†	9,329,400
1,155,000	Cablevision Systems Corp., Cl. A	18,168,150
90,000	Comcast Corp., Cl. A, Special	1,862,100
524,000	DIRECTV, Cl. A†	22,139,000
100,000	DISH Network Corp., Cl. A†	2,506,000
30,740	EchoStar Corp., Cl. A†	695,032
92,000	Liberty Global Inc., Cl. A†	3,328,560
92,000	Liberty Global Inc., Cl. C†	3,184,120
482,690	Rogers Communications Inc., Cl. B, New York	16,512,825

Shares		Market Value

19,310	Rogers Communications Inc., Cl. B, Toronto	$660,988
119,000	Scripps Networks Interactive Inc., Cl. A	4,423,230
155,000	Shaw Communications Inc., Cl. B, New York	3,131,000
40,000	Shaw Communications Inc., Cl. B, Non-Voting, Toronto	811,528
70,000	Time Warner Cable Inc.	4,386,900

		91,138,833

	Energy and Utilities — 7.5%
34,000	Anadarko Petroleum Corp.	2,143,700
63,000	Apache Corp.	5,055,120
103,000	BP plc, ADR	3,715,210
60,000	CH Energy Group Inc.	3,130,200
7,000	Cimarex Energy Co.	389,900
32,000	CMS Energy Corp.	633,280
212,000	ConocoPhillips	13,423,840
39,000	CONSOL Energy Inc.	1,323,270
31,000	Constellation Energy Group Inc.	1,179,860
14,000	Devon Energy Corp.	776,160
5,000	Diamond Offshore Drilling Inc.	273,700
20,000	DPL Inc.	602,800
105,000	Duke Energy Corp.	2,098,950
225,000	El Paso Corp.	3,933,000
244,000	El Paso Electric Co.	7,829,960
75,000	Exxon Mobil Corp.	5,447,250
15,000	GenOn Energy Inc.†	41,700
140,000	GenOn Energy Inc., Escrow† (a)	0
10,000	Great Plains Energy Inc.	193,000
200,000	Halliburton Co.	6,104,000
12,000	Marathon Oil Corp.	258,960
6,000	Marathon Petroleum Corp.	162,360
18,000	National Fuel Gas Co.	876,240
22,000	NextEra Energy Inc.	1,188,440
2,000	Niko Resources Ltd.	81,360
5,000	NiSource Inc.	106,900
16,000	Noble Corp.†	469,600
107,000	Northeast Utilities	3,600,550
38,000	Oceaneering International Inc.	1,342,920
100,000	Progress Energy Inc., CVO†	9,000
184,000	Rowan Companies Inc.†	5,554,960
50,000	RPC Inc.	816,000
5,000	SJW Corp.	108,850
20,000	Southwest Gas Corp.	723,400
130,000	Spectra Energy Corp.	3,188,900
22,000	Suncor Energy Inc.	559,680
60,000	The AES Corp.†	585,600
19,000	Transocean Ltd.	907,060
15,000	Walter Energy Inc.	900,150
220,000	Westar Energy Inc.	5,812,400

		85,548,230

See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Financial Services — 7.0%
510,000	American Express Co.	$22,899,000
18,000	Argo Group International Holdings Ltd.	510,660
62,000	Artio Global Investors Inc.	493,520
72,000	Banco Santander SA, ADR	578,880
129	Berkshire Hathaway Inc., Cl. A†	13,777,200
10,000	Calamos Asset Management Inc., Cl. A	100,100
23,000	Citigroup Inc.	589,260
15,000	Commerzbank AG, ADR	38,250
82,000	Deutsche Bank AG	2,838,020
15,000	Dun & Bradstreet Corp.	918,900
10,000	Fortress Investment Group LLC, Cl. A†	30,100
22,000	H&R Block Inc.	292,820
14,000	Interactive Brokers Group Inc., Cl. A	195,020
182,000	Janus Capital Group Inc.	1,092,000
49,088	JPMorgan Chase & Co.	1,478,531
30,000	Kinnevik Investment AB, Cl. A	563,154
124,000	Legg Mason Inc.	3,188,040
127,000	Leucadia National Corp.	2,880,360
5,000	Loews Corp.	172,750
148,000	Marsh & McLennan Companies Inc.	3,927,920
11,000	Moody’s Corp.	334,950
22,000	Och-Ziff Capital Management Group LLC, Cl. A	200,860
120,000	State Street Corp.	3,859,200
20,000	SunTrust Banks Inc.	359,000
140,000	T. Rowe Price Group Inc.	6,687,800
195,000	The Bank of New York Mellon Corp.	3,625,050
40,000	The Charles Schwab Corp.	450,800
65,000	Waddell & Reed Financial Inc., Cl. A	1,625,650
270,000	Wells Fargo & Co.	6,512,400

		80,220,195

	Diversified Industrial — 6.4%
3,000	Acuity Brands Inc.	108,120
158,000	Ampco-Pittsburgh Corp.	3,231,100
190,000	Cooper Industries plc	8,762,800
220,000	Crane Co.	7,851,800
180,000	General Electric Co.	2,743,200
170,000	Greif Inc., Cl. A	7,291,300
15,000	Greif Inc., Cl. B	645,300
414,000	Honeywell International Inc.	18,178,740
270,000	ITT Corp.	11,340,000
10,000	Jardine Strategic Holdings Ltd.	263,100
30,000	Material Sciences Corp.†	194,100
98,000	Park-Ohio Holdings Corp.†	1,176,980
1,000	Pentair Inc.	32,010
70,000	Smiths Group plc	1,091,038
15,500	Sulzer AG	1,612,588
30,000	Trinity Industries Inc.	642,300

Shares		Market Value

195,000	Tyco International Ltd.	$7,946,250

		73,110,726

	Equipment and Supplies — 5.5%
335,000	AMETEK Inc.	11,044,950
4,000	Amphenol Corp., Cl. A	163,080
94,000	CIRCOR International Inc.	2,760,780
191,000	Donaldson Co. Inc.	10,466,800
99,000	Flowserve Corp.	7,326,000
22,000	Franklin Electric Co. Inc.	798,160
60,000	Gerber Scientific Inc., Escrow† (a)	600
55,000	GrafTech International Ltd.†	698,500
296,500	IDEX Corp.	9,238,940
40,000	Ingersoll-Rand plc	1,123,600
194,500	Lufkin Industries Inc.	10,349,345
11,000	Mueller Industries Inc.	424,490
2,000	Sealed Air Corp.	33,400
70,000	Tenaris SA, ADR	1,781,500
25,000	The Greenbrier Companies Inc.†	291,250
4,000	The Manitowoc Co. Inc.	26,840
70,000	The Weir Group plc	1,690,864
163,000	Watts Water Technologies Inc., Cl. A	4,343,950

		62,563,049

	Entertainment — 5.4%
2,002	Chestnut Hill Ventures† (a)	116,486
85,000	Discovery Communications Inc., Cl. A†	3,197,700
85,000	Discovery Communications Inc., Cl. C†	2,987,750
500	DreamWorks Animation SKG Inc., Cl. A†	9,090
645,000	Grupo Televisa SA, ADR	11,861,550
19,000	Liberty Media Corp. – Liberty Starz, Cl. A†	1,207,640
8,000	Regal Entertainment Group, Cl. A	93,920
32,000	Societe d’Edition de Canal +	189,365
381,000	The Madison Square Garden Co., Cl. A†	8,686,800
235,000	Time Warner Inc.	7,042,950
75,000	Tokyo Broadcasting System Holdings Inc.	931,544
108,000	Universal Entertainment Corp.	3,275,146
295,000	Viacom Inc., Cl. A	14,266,200
370,000	Vivendi SA	7,601,653

		61,467,794

	Consumer Products — 4.9%
61,000	Avon Products Inc.	1,195,600
17,000	Christian Dior SA	1,925,684
24,000	Church & Dwight Co. Inc.	1,060,800
80,000	Eastman Kodak Co.†	62,408
95,000	Energizer Holdings Inc.†	6,311,800
130,000	Fortune Brands Inc.	7,030,400
2,100	Givaudan SA†	1,647,286
60,000	Hanesbrands Inc.†	1,500,600
30,000	Harley-Davidson Inc.	1,029,900
4,000	Jarden Corp.	113,040

See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Consumer Products (Continued)
7,000	Mattel Inc.	$181,230
8,500	National Presto Industries Inc.	738,735
10,000	Oil-Dri Corp. of America	185,800
56,000	Reckitt Benckiser Group plc	2,858,204
33,000	Svenska Cellulosa AB, Cl. B	405,685
857,000	Swedish Match AB	28,477,778
29,000	The Clorox Co.	1,923,570
1,000	The Estee Lauder Companies Inc., Cl. A	87,840

		56,736,360

	Telecommunications — 4.3%
65,000	BCE Inc.	2,434,900
43,000	Brasil Telecom SA, ADR	750,780
14,000	Brasil Telecom SA, Cl. C, ADR	89,600
1,085,000	BT Group plc	2,938,927
7,040,836	Cable & Wireless Jamaica Ltd.† (b)	15,596
670,000	Cincinnati Bell Inc.†	2,070,300
130,000	Deutsche Telekom AG, ADR	1,524,900
44,000	Hellenic Telecommunications Organization SA	188,636
16,000	Hellenic Telecommunications Organization SA, ADR	35,040
95,000	Koninklijke KPN NV	1,260,159
15,000	NII Holdings Inc.†	404,250
950,000	Sprint Nextel Corp.†	2,888,000
156,000	Tele Norte Leste Participacoes SA, ADR	1,486,680
26,000	Telecom Argentina SA, ADR	484,380
600,000	Telecom Italia SpA	658,753
88,253	Telecomunicacoes de Sao Paulo SA, Preference, ADR	2,334,292
584,000	Telefonica SA, ADR	11,166,080
36,000	Telefonos de Mexico SAB de CV, Cl. L, ADR	538,200
270,000	Telephone & Data Systems Inc.	5,737,500
318,000	Telephone & Data Systems Inc., Special	6,286,860
15,000	TELUS Corp.	735,042
155,000	Verizon Communications Inc.	5,704,000

		49,732,875

	Health Care — 4.0%
11,000	Abbott Laboratories	562,540
14,046	Allergan Inc.	1,157,109
37,000	Amgen Inc.	2,033,150
25,000	Baxter International Inc.	1,403,500
14,000	Becton, Dickinson and Co.	1,026,480
32,000	Biogen Idec Inc.†	2,980,800
335,000	Boston Scientific Corp.†	1,979,850
85,000	Bristol-Myers Squibb Co.	2,667,300
49,000	Covidien plc	2,160,900

Shares		Market Value

5,000	Gilead Sciences Inc.†	$194,000
30,000	Henry Schein Inc.†	1,860,300
15,000	Hospira Inc.†	555,000
40,000	Johnson & Johnson	2,548,400
70,000	Life Technologies Corp.†	2,690,100
43,000	Mead Johnson Nutrition Co.	2,959,690
100,000	Merck & Co. Inc.	3,271,000
10,000	Nobel Biocare Holding AG†	100,728
97,000	Novartis AG, ADR	5,409,690
95,000	UnitedHealth Group Inc.	4,381,400
4,000	Waters Corp.†	301,960
12,000	Watson Pharmaceuticals Inc.†	819,000
62,000	William Demant Holding A/S†	4,678,087
7,000	Zimmer Holdings Inc.†	374,500

		46,115,484

	Automotive: Parts and Accessories — 3.8%
79,000	BorgWarner Inc.†	4,781,870
157,000	CLARCOR Inc.	6,496,660
215,000	Dana Holding Corp.†	2,257,500
265,000	Genuine Parts Co.	13,462,000
151,000	Johnson Controls Inc.	3,981,870
135,000	Midas Inc.†	1,107,000
275,000	Modine Manufacturing Co.†	2,491,500
98,000	O’Reilly Automotive Inc.†	6,529,740
175,000	Standard Motor Products Inc.	2,269,750
52,000	Superior Industries International Inc.	803,400

		44,181,290

	Consumer Services — 3.1%
170,000	Expedia Inc.	4,377,500
75,000	IAC/InterActiveCorp.†	2,966,250
173,000	Liberty Interactive Corp., Cl. A†	2,555,210
1,372,000	Rollins Inc.	25,670,120

		35,569,080

	Retail — 2.5%
100,000	AutoNation Inc.†	3,278,000
500	AutoZone Inc.†	159,595
27,000	Coldwater Creek Inc.†	33,750
40,000	Costco Wholesale Corp.	3,284,800
120,000	CVS Caremark Corp.	4,029,600
44,000	HSN Inc.†	1,457,720
390,000	Macy’s Inc.	10,264,800
50,000	Sally Beauty Holdings Inc.†	830,000
10,000	The Cheesecake Factory Inc.†	246,500
39,000	Wal-Mart Stores Inc.	2,024,100
59,000	Walgreen Co.	1,940,510
22,000	Whole Foods Market Inc.	1,436,820

		28,986,195

See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Business Services — 2.3%
5,500	Ascent Capital Group Inc., Cl. A†	$216,260
181,000	Clear Channel Outdoor Holdings Inc., Cl. A†	1,694,160
170,000	Contax Participacoes SA, ADR	311,100
98,000	Diebold Inc.	2,695,980
5,230	Edenred	125,703
200,000	G4S plc	832,723
18,000	Jardine Matheson Holdings Ltd.	826,200
90,000	Landauer Inc.	4,458,600
39,000	MasterCard Inc., Cl. A	12,369,240
27,000	Monster Worldwide Inc.†	193,860
320,000	The Interpublic Group of Companies Inc.	2,304,000
4,000	Visa Inc., Cl. A	342,880

		26,370,706

	Machinery — 2.3%
15,000	Caterpillar Inc.	1,107,600
12,000	CNH Global NV†	314,880
383,000	Deere & Co.	24,730,310

		26,152,790

	Publishing — 2.3%
280,000	Il Sole 24 Ore SpA†	289,037
180,000	Media General Inc., Cl. A†	343,800
114,000	Meredith Corp.	2,580,960
780,000	News Corp., Cl. A	12,066,600
355,000	News Corp., Cl. B	5,534,450
27,000	The E.W. Scripps Co., Cl. A†	189,000
120,000	The McGraw-Hill Companies Inc.	4,920,000

		25,923,847

	Aerospace — 2.2%
622,462	BBA Aviation plc	1,625,874
27,800	Kaman Corp.	774,230
3,000	Lockheed Martin Corp.	217,920
30,000	Northrop Grumman Corp.	1,564,800
1,200,000	Rolls-Royce Holdings plc†	11,134,159
164,000	The Boeing Co.	9,923,640

		25,240,623

	Aviation: Parts and Services — 2.1%
326,000	Curtiss-Wright Corp.	9,398,580
280,000	GenCorp Inc.†	1,257,200
86,500	Precision Castparts Corp.	13,447,290

		24,103,070

	Specialty Chemicals — 1.7%
11,000	Ashland Inc.	485,540
26,800	E.I. du Pont de Nemours and Co.	1,071,196
440,000	Ferro Corp.†	2,706,000
4,000	FMC Corp.	276,640

Shares		Market Value

45,000	H.B. Fuller Co.	$819,900
50,000	Huntsman Corp.	483,500
70,000	International Flavors & Fragrances Inc.	3,935,400
267,000	Omnova Solutions Inc.†	955,860
232,000	Sensient Technologies Corp.	7,551,600
100,000	Zep Inc.	1,502,000

		19,787,636

	Hotels and Gaming — 1.5%
20,000	Accor SA	539,918
181,000	Gaylord Entertainment Co.†	3,500,540
70,000	Genting Singapore plc†	82,422
8,000	Hyatt Hotels Corp., Cl. A†	250,960
34,500	Interval Leisure Group Inc.†	459,540
1,450,087	Ladbrokes plc	2,693,178
50,000	Las Vegas Sands Corp.†	1,917,000
3,600,000	Mandarin Oriental International Ltd.	4,968,000
100,000	MGM China Holdings Ltd.†	132,522
10,000	MGM Resorts International†	92,900
32,000	Orient-Express Hotels Ltd., Cl. A†	221,120
40,000	Pinnacle Entertainment Inc.†	363,200
34,000	Starwood Hotels & Resorts Worldwide Inc.	1,319,880
200,000	The Hongkong & Shanghai Hotels Ltd.	275,317
2,000	Wynn Resorts Ltd.	230,160

		17,046,657

	Metals and Mining — 1.4%
18,000	Agnico-Eagle Mines Ltd.	1,071,360
53,000	Alcoa Inc.	507,210
64,000	Barrick Gold Corp.	2,985,600
18,000	Freeport-McMoRan Copper & Gold Inc.	548,100
56,350	Ivanhoe Mines Ltd.†	771,995
50,000	New Hope Corp. Ltd.	260,795
164,000	Newmont Mining Corp.	10,315,600

		16,460,660

	Communications Equipment — 1.4%
40,000	Cisco Systems Inc.	619,600
445,000	Corning Inc.	5,500,200
259,000	Thomas & Betts Corp.†	10,336,690

		16,456,490

	Wireless Communications — 1.3%
148,000	America Movil SAB de CV, Cl. L, ADR	3,267,840
7,000	Millicom International Cellular SA, SDR	704,453
1,500	NTT DoCoMo Inc.	2,755,737
54,075	Tim Participacoes SA, ADR	1,274,007
115,400	United States Cellular Corp.†	4,575,610
71,000	Vodafone Group plc, ADR	1,821,150

		14,398,797

See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Electronics — 1.2%
20,000	Bel Fuse Inc., Cl. A	$343,000
4,000	Hitachi Ltd., ADR	197,680
97,000	Intel Corp.	2,069,010
36,342	Koninklijke Philips Electronics NV	651,981
75,000	LSI Corp.†	388,500
2,400	Mettler-Toledo International Inc.†	335,904
20,000	Molex Inc., Cl. A	337,600
2,000	Rovi Corp.†	85,960
55,000	TE Connectivity Ltd.	1,547,700
275,000	Texas Instruments Inc.	7,328,750

		13,286,085

	Broadcasting — 1.0%
305,000	CBS Corp., Cl. A, Voting	6,286,050
2,000	Cogeco Inc.	83,977
23,334	Corus Entertainment Inc., Cl. B, OTC	439,027
6,666	Corus Entertainment Inc., Cl. B, Toronto	125,636
34,000	Gray Television Inc.†	53,040
68,000	Liberty Media Corp. – Liberty Capital, Cl. A†	4,496,160
27,000	LIN TV Corp., Cl. A†	58,860
100,000	Television Broadcasts Ltd.	549,606

		12,092,356

	Environmental Services — 1.0%
210,000	Republic Services Inc.	5,892,600
181,000	Waste Management Inc.	5,893,360

		11,785,960

	Agriculture — 0.8%
257,000	Archer-Daniels-Midland Co.	6,376,170
20,000	Monsanto Co.	1,200,800
15,000	Syngenta AG, ADR	778,050
10,000	The Mosaic Co.	489,700

		8,844,720

	Computer Software and Services — 0.7%
30,000	AOL Inc.†	360,000
9,000	Check Point Software Technologies Ltd.†	474,840
50,000	InterXion Holding NV†	590,500
65,000	NCR Corp.†	1,097,850
27,000	Rockwell Automation Inc.	1,512,000
336,000	Yahoo! Inc.†	4,421,760

		8,456,950

	Automotive — 0.7%
40,000	Ford Motor Co.†	386,800
15,000	General Motors Co.†	302,700
133,000	Navistar International Corp.†	4,271,960
81,750	PACCAR Inc.	2,764,785

		7,726,245

Shares		Market Value

	Transportation — 0.6%
443,000	AMR Corp.†	$1,311,280
166,000	GATX Corp.	5,144,340
4,000	Huntington Ingalls Industries Inc.†	97,320

		6,552,940

	Closed-End Funds — 0.4%
30,000	Royce Value Trust Inc.	332,400
99,500	The Central Europe and Russia Fund Inc.	3,028,780
70,000	The New Germany Fund Inc.	894,600

		4,255,780

	Real Estate — 0.3%
55,500	Griffin Land & Nurseries Inc.	1,425,240
125,000	The St. Joe Co.†	1,873,750

		3,298,990

	Computer Hardware — 0.1%
15,000	SanDisk Corp.†	605,250
120,000	Xerox Corp.	836,400

		1,441,650

	Real Estate Investment Trusts — 0.1%
2,000	Camden Property Trust	110,520
34,000	Rayonier Inc.	1,250,860

		1,361,380

	Manufactured Housing and Recreational Vehicles — 0.1%
6,400	Martin Marietta Materials Inc.	404,608
9,000	Nobility Homes Inc.†	59,400
26,500	Skyline Corp.	253,075

		717,083

	TOTAL COMMON STOCKS	1,143,244,046

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Telecommunications — 0.1%
22,500	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	898,763

	WARRANTS — 0.0%
	Retail — 0.0%
150,000	Talbots Inc., expire 04/06/15†	16,560

Principal Amount

	CONVERTIBLE CORPORATE BONDS — 0.2%
	Diversified Industrial — 0.2%
$2,000,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (c)	1,855,000

	CORPORATE BONDS — 0.0%
	Retail — 0.0%
1,900,000	The Great Atlantic & Pacific Tea Co. Inc., 5.125%, 06/15/12† (a)	505,970

See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011 (Unaudited)

Principal Amount		Market Value

	CORPORATE BONDS (Continued)
	Consumer Products — 0.0%
$1,000,000	Pillowtex Corp., Sub. Deb., 9.000%, 12/15/11† (a)	$0

	TOTAL CORPORATE BONDS	505,970

TOTAL INVESTMENTS — 100.0% (Cost $887,187,127)		$1,146,520,339

	Aggregate tax cost	$901,570,919

	Gross unrealized appreciation	$369,724,888
	Gross unrealized depreciation	(124,775,468)

	Net unrealized appreciation/depreciation	$244,949,420

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2011, the market value of fair valued securities amounted to $623,056 or 0.05% of total investments.
(b)	At September 30, 2011, the Fund held an investment in a restricted security amounting to $15,596 or 0.00% of total investments, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/11 Carrying Value Per Unit
7,040,836	Cable & Wireless Jamaica Ltd.	09/30/93	$128,658	$0.0022

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the market value of the Rule 144A security amounted to $1,855,000 or 0.16% of total investments.
†	Non-income producing security.
ADR	American Depositary Receipt
CVO	Contingent Value Obligation
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	79.9%	$915,912,164
Europe	14.8	169,217,512
Latin America	2.9	32,910,129
Japan	1.8	21,122,573
Asia/Pacific	0.6	7,357,961

Total Investments	100.0%	$1,146,520,339

See accompanying notes to schedule of investments.

THE GABELLI EQUITY TRUST INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI EQUITY TRUST INC.

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$85,539,230	$9,000	$0	$85,548,230
Equipment and Supplies	62,562,449	—	600	62,563,049
Entertainment	61,351,308	—	116,486	61,467,794
Telecommunications	49,717,279	15,596	—	49,732,875
Other Industries (a)	883,932,098	—	—	883,932,098
Total Common Stocks	1,143,102,364	24,596	117,086	1,143,244,046
Convertible Preferred Stocks (a)	898,763	—	—	898,763
Warrants (a)	16,560	—	—	16,560
Convertible Corporate Bonds (a)	—	1,855,000	—	1,855,000
Corporate Bonds (a)	505,970	—	0	505,970
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,144,523,657	$1,879,596	$117,086	$1,146,520,339

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have significant transfers between Level 1 and Level 2 during the period ended September 30, 2011.

THE GABELLI EQUITY TRUST INC.

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3†	Transfers out of Level 3†	Balance as of 9/30/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—
Equipment and Supplies	—	—	—	600	0	—	—	—	600	600
Entertainment	91,191	—	—	25,295	—	—	—	—	116,486	25,295
Total Common Stocks	91,191	—	—	25,895	0	—	—	—	117,086	25,895
Warrants:
Energy and Utilities	85	—	(36,353)	36,268	—	(0)	—	—	—	—
Convertible Corporate Bonds	630,000	—	—	—	—	—	—	(630,000)	—	—
Corporate Bonds	0	—	—	—	—	—	—	—	0	—
TOTAL INVESTMENTS IN SECURITIES	$721,276	$—	$(36,353)	$62,163	$0	$(0)	$—	$(630,000)	$117,086	$25,895

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the

THE GABELLI EQUITY TRUST INC.

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest up to 10% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no illiquid securities at September 30, 2011. For the restricted securities the Fund held as of September 30, 2011, refer to the Schedule of Investments.

Derivative Financial Instruments.  The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options.  The Fund may purchase or write call or put options on securities or indices for the purpose of achieving additional return or for hedging the value of the Fund’s portfolio. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option.

THE GABELLI EQUITY TRUST INC.

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline, during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At September 30, 2011, the Fund held no investments in options.

Swap Agreements.  The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. At September 30, 2011, the Fund held no investments in equity contract for difference swap agreements.

Futures Contracts.  The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with

THE GABELLI EQUITY TRUST INC.

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At September 30, 2011, the Fund held no investments in futures contracts.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. At September 30, 2011, the Fund held no investments in forward foreign exchange contracts.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $72,413,822 which are available to reduce future required distributions of net capital gains to shareholders. $5,677,952 of the loss carryforward is available through 2016; $53,348,591 is available through 2017; and $13,387,279 is available through 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolios due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolios are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Equity Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Equity Trust Inc.

c/o Computershare

P.O. Box 43010

Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI EQUITY TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Equity Trust Inc. (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us.  This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

DIRECTORS AND OFFICERS

THE GABELLI EQUITY TRUST INC.

One Corporate Center, Rye, NY 10580-1422

Directors

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Dr. Thomas E. Bratter

President & Founder, John Dewey Academy

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Frank J. Fahrenkopf, Jr.

President & Chief Executive Officer,

American Gaming Association

Arthur V. Ferrara

Former Chairman & Chief Executive Officer,

Guardian Life Insurance Company of America

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus, Pace University

Salvatore J. Zizza

Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert

President

Carter W. Austin

Vice President

Peter D. Goldstein

Chief Compliance Officer

Molly A.F. Marion

Vice President & Ombudsman

Agnes Mullady

Treasurer & Secretary

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

The Bank of New York Mellon

Counsel

Willkie Farr & Gallagher LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

	Common	5.875% Preferred	6.20% Preferred
NYSE–Symbol:	GAB	GAB PrD	GAB PrF
Shares Outstanding:	183,582,116	2,363,860	5,850,402

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGABX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Equity Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/29/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/29/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	11/29/11

* Print the name and title of each signing officer under his or her signature.